SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            September 28, 2000

Systemax, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employer Identification No.)

22 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 5.    Other Events

           On September 28, 2000 Systemax, Inc. issued a press release updating its September 7, 2000 release announcing that it had discovered certain irregularities in the financial records of its Midwest Micro subsidiary based in Fletcher, Ohio. A copy of the September 28th press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2000	Systemax, Inc. By: /s/ Steven M. Goldschein Steven M. Goldschein Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description Of Exhibit	Page

99.1	Press release of Systemax, Inc. dated September 28, 2000.